Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 333-237048

POLAR CAPITAL EMERGING MARKET EX-CHINA STARS FUND

A SERIES OF DATUM ONE SERIES TRUST

Supplement dated January 23, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information dated July 29, 2025

The Board of Trustees (the "Board") of Datum One Series Trust (the "Trust") has approved the liquidation and termination of the Polar Capital Emerging Market Ex-China Stars Fund (the "Fund"). The Board approved the liquidation pursuant to the provisions of the Trust's Amended and Restated Declaration of Trust.

Effective January 26, 2026, shares of the Fund will no longer be available for purchase by new investors. The liquidation of the Fund is scheduled to take place on or about February 9, 2026 (the "Liquidation Date").

On or before the Liquidation Date, the Fund will seek to convert substantially all of its respective portfolio securities and other assets to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objectives and policies as it prepares to liquidate its assets and distribute them to shareholders. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. As soon as practicable after the Liquidation Date, the Fund will distribute pro rata to the Fund's shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any expenses and liabilities of the Fund. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "How to Redeem Shares" in the Fund's Prospectus.

The Fund may make one or more distributions of income and/or net capital gains on or prior to the Liquidation Date in order to eliminate Fund-level taxes. For taxable shareholders, the automatic redemption on the Liquidation Date generally will be treated like other redemptions of shares generally, that is, as a sale by the shareholder that may result in a gain or loss to the shareholder for U.S. federal income tax purposes.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.